UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2021
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-05560	04-2302115
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5260 California Avenue	Irvine	California	92617
(Address of principal executive offices)			(Zip Code)

(949)	231-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On June 7, 2021, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired in connection with the previously announced Asset Purchase Agreement, dated April 22, 2021 (the “Purchase Agreement”), between Skyworks Solutions, Inc., a Delaware corporation (the “Company”), and Silicon Laboratories Inc., a Delaware corporation (“Seller”), pursuant to which the Company has agreed to acquire certain assets, rights, and properties, and assume certain liabilities, comprising Seller’s infrastructure and automotive business (the “Asset Purchase”).
The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Asset Purchase. The closing of the Asset Purchase remains subject to the satisfaction or waiver of the remaining conditions to the closing of the Asset Purchase set forth in the Purchase Agreement, including, among other things, the accuracy of representations and warranties, the material performance of covenants, and no occurrence of a material adverse effect.
Forward-Looking Statements
Any forward-looking statements contained in this Current Report on Form 8-K are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, information regarding the Asset Purchase, the expected timetable for completing the Asset Purchase, future financial and operating results, the benefits, synergies, and accretion related to the Asset Purchase, and any other statements by the Company’s management regarding future expectations, beliefs, goals, plans, or prospects. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. Actual events and/or results may differ materially and adversely from such forward-looking statements as a result of certain risks and uncertainties including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement; the outcome of any legal proceedings that could be instituted against the Company or the Company’s board of directors related to the Asset Purchase or the Purchase Agreement; the ability to satisfy the closing conditions of the Asset Purchase when anticipated or at all, including the ability to close the Asset Purchase; the Company’s ability to successfully integrate the assets acquired and employees transferred pursuant to the Purchase Agreement; the risk that the Company may not realize the anticipated benefits from the Asset Purchase; the availability and pricing of third-party semiconductor foundry, assembly and test capacity, raw materials, and supplier components; the cyclical nature of the semiconductor industry; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Asset Purchase; the Company’s ability to obtain design wins from customers; technological and product development risks; enforcement and protection of intellectual property rights and related risks; risks related to the security of our information systems and secured network; changes in laws, regulations, and/or policies that could adversely affect the Company’s operations and financial results, the economy, customer demand for products, the financial markets, or the effects of exchange rate fluctuations; risks of changes in U.S. or international tax rates or legislation; the effects of the global COVID-19 pandemic; the effects of local and national economic, credit, and capital market conditions on the economy in general; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in the Company’s other reports and other public filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, those detailed in the Company’s Annual Report on Form 10-K for the year ended October 2, 2020 (and/or its most recent Quarterly Report on Form 10-Q), filed with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

June 8, 2021	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Senior Vice President, General Counsel and Secretary